UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

TRAVERE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, Suite 300

San Diego, CA 92130

(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Travere Therapeutics, Inc. (f/k/a “Retrophin, Inc.”) (the “Company”) with the Securities and Exchange Commission on November 12, 2020 (the “Original 8-K”). Subsequent to filing the Original 8-K, the Company determined that the date of completion of the closing of the transaction described therein should have been reported as November 12, 2020, rather than November 10, 2020. Likewise, the Date of Report on the first page of the Original 8-K should have been reflected as November 12, 2020, rather than November 10, 2020.

This Amendment No. 1 amends the Original 8-K to reflect the correct date of the completion of the closing of the transaction described in the Original 8-K and the correct Date of Report.

Other than as described above in this Explanatory Note and other than changes to reflect the Company’s name change effected on November 13, 2020, no other changes have been made to the Original 8-K.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 8.01 of the Original 8-K, as amended hereby, is set forth below.

ITEM 8.01	OTHER EVENTS.

As previously reported on October 22, 2020, Travere Therapeutics, Inc. (f/k/a “Retrophin, Inc.”) (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Orphan Technologies Limited (“Orphan”) and Citco Trustees (Cayman) Limited (“Trustee”) acting solely in its capacity as the sole trustee of The Fuhrer Family Trust (the “Trust” and Trustee, acting in such capacity, “Seller”), pursuant to which the Company agreed to acquire Orphan by purchasing all of the outstanding shares of Orphan from Seller, subject to customary closing conditions.

On November 12, 2020, the Company completed the closing of the acquisition of Orphan.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: November 18, 2020	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary